UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 22, 2005
(September 13, 2005)
Commission File # 0-33473
MOLIRIS CORP.
(Exact name of registrant as specified in its charter)
FLORIDA
(State or other jurisdiction of incorporation or organization)
06-1655695
(IRS Employer Identification Number)
8500 STEMMONS FREEWAY, SUITE 5050
DALLAS, TEXAS 75247
(Address of principal executive offices) (Zip Code)
(214) 357-5100
(Registrant’s telephone no., including area code)
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01. Completion of Acquisition of Assets.
The acquisition of all of the issued and outstanding capital stock of Digifonica (International) Limited, a Gibraltar corporation (“Digifonica”) was completed on September 13, 2005 by Moliris Corp. (the “Company”). The Company acquired all of the issued and outstanding capital stock of Digifonica, ten million shares of the capital stock, £0.01 par value per share (the “Digifonica Shares”) in exchange for ten million shares of newly issued common stock, $0.001 par value, of the Company (the “Common Stock”), making Digifonica a wholly owned subsidiary of the Company.
The Digifonica Shares were acquired from the following persons and entities in the amounts listed in the table below:

Number Of Shares
Shareholder Name	Transfered
Clay Perreault	1,852,500
Olexandr Krapyvny	538,750
Steven Nicholson	532,500
Rod Thomson	247,500
Fuad Arafa	247,500
Emil Bjorsell	247,500
Grzegorz Jaskiewicz	151,250
Emil Malak	932,500
Roymar Limited	500,000
Tookie Angus	450,000
Stephen Moses	50,000
Emil Malak, Clay Perreault and Gordon Blankstein	2,150,000
Quest Ventures Ltd.	8,400
Middlemarch Partners Limited	70,735
Brian Bayley	20,865
Gordon Blankstein	500,000
Yvonne Blankstein	500,000
Rob Blankstein	1,000,000

Total	10,000,000

The following information is included because the Company was a shell company immediately before the consummation of the acquisition of the Digifonica Shares.

PART I
ITEM 1. DESCRIPTION OF BUSINESS
GENERAL INFORMATION ABOUT DIGIFONICA
Digifonica is a Gibraltar corporation and was formed in September of 2004. It has two wholly owned subsidiaries, Digifonica Canada Limited, a British Columbia corporation and Digifonica Intellectual Property Limited, a Gibraltar corporation. As of September 20, 2005, Digifonica and its subsidiaries had 22 employees, all of whom were full-time employees.
BUSINESS OVERVIEW
Digifonica has designed and built a next-generation, converged voice and data network from the ground-up. This process started with a confederation of an engineering development team over two years ago, which ultimately became Digifonica in June of 2004. The development team has coded many modules and integrated others to make a fully inter-operational, standards-based IP network, which is built on the most up-to-date innovative SIP technology. Digifonica has taken advantage of many new developments in the field of Voice over Internet Protocol (“VoIP”) at a speed, a cost and with flexibility not available to competitive service providers.
Digifonica has designed an integrated web portal that allows smaller resellers the capability to access the Digifonica network online; eliminating the need for complex sales and marketing organization. The process is seamless for the reseller and cost effective for Digifonica. Larger tier providers, such as multinational telecommunications providers, are target marketed and direct sales are handled by existing corporate executives with the support of the Engineering and Technical Teams. The sales cycle for larger tier providers is more arduous; however, sales are incrementally larger.
Digifonica provides a complete telephone company solution over broadband in a fully hosted manner and is global in its service delivery vision. Digifonica is a new generation global wired and wireless telephone company specializing in Voice and Video over Internet Protocol (“VVoIP”) products and solutions. The company has exclusive rights to the technology designed by its wholly owned subsidiary, Digifonica Intellectual Property Limited (“DIP”), a software and telecommunications engineering group that has created a unique set of hardware and software solutions for the deployment of telephone services. The products, services and tools developed by Digifonica provide internet service providers, cable companies, competitive telephone companies, affinity groups and retail resellers a suite of global, next-generation internet voice & video solutions for commercial and residential users. Through its exclusive licensing agreement with DIP, Digifonica offers a number of core technology solutions that are ideally suited to developing a number of business opportunities.
TECHNOLOGY — NETWORK ARCHITECTURE
Digifonica has implemented a high availability Internet transit network infrastructure deployed within secure first class co-location facilities globally. Digifonica designed the network architecture to accommodate scalability, load spikes and fail-over redundancy. The network can be scaled for regional demand increases by adding computing hardware into our Internet points of presence. Geographic demand shifts are accommodated by replicating these access points globally as necessary depending on the load of the system and quality of data services in each area.

The Digifonica network architecture is designed around the deployment of “Super Nodes” and “Mini Nodes” that serve as global route points. The “Super Nodes”, or Typical Continental Operations Centers, route traffic between continents and are placed directly on top of major fiber optic transmission points around the world and connect to multiple first class voice and data carriers. These Super Nodes also contain fully replicated accounting and authentication data plus additional applications.
The “Mini Nodes”, or typical Regional Operations Centers, perform country or regional amalgamation of voice traffic, and act as voice/data proxy points to collect and redirect voice traffic from the regions of our network directly into our Super Node network. Geographical expansion is deployed according to anticipated traffic patterns and best route analysis.
Digifonica’s core network architecture design is composed of five Continental Super Nodes connected by multiple fiber connections.
PRODUCTS AND SERVICES
The Services of Digifonica are broken down into various categories but can be roughly described as RESIDENTIAL services, COMMERCIAL Services, TOLL BYPASS services, and GLOBAL ARBITRAGE/CARRIER services. These service bundles are differentiated by number of lines per account, typical usage patterns, and in the case of Arbitrage/Carrier Services, a backfill/opportunity component, where excess capacity is used to drive up traffic volumes to increase profits and reduce wholesale costs “on Net” for the rest of our service offerings.
Digifonica’s wholesale marketing strategy offers proprietary digital local and long distance telephone services to channel partners desiring to leverage their brand, expand their product portfolio, generate ongoing revenues and profits while maintaining high customer retention rates. Digifonica’s Service offering is composed of the four primary components described below:
1. VoIP and VCoIP Network Infrastructure
Digifonica has developed a proprietary “converged” voice and data network using the session initiated protocol (“SIP”) standard. The Company owns and operates the core routers and the switching and server equipment that provides converged network protocol translation, load balancing, network traffic and voice traffic management, authentication and application services.

The Digifonica technical solutions and core network components are designed to scale according to demand by adding hardware into our Points of Presence (“POP”), and by replicating these access points globally as the load on the system increases, ensuring maximum quality of data services to each area. Our POP architecture is designed around the deployment of “Super Nodes” and “Mini Nodes” that serve as global route points. We have technical support and management systems on-site at major network nodes. In minor locations we will establish interconnected service level agreements and off-site network management systems. The network, although it will be used primarily for VoIP voice traffic initially, is designed and scales to full Video Conferencing over IP (“VCoIP”).
2. eBusiness Operational Support Infrastructure
Digifonica also owns and operates network monitoring, Tier 2 support, and e-commerce operational support engines and services. These services provide converged voice and data quality of service, broadcast alerts, trouble ticketing, inventory management, VoIP Access Device authorization and billing data. Our e-commerce support engines are accessible through an Internet based extranet.
3. VoIP Access Devices
As Digifonica’s core business is providing custom telephone and converged voice solutions, we utilize a number of technologies and devices. These devices range from single port VoIP gateways and business telephone handsets for small business solutions, to cellular wireless telephone and large VoIP gateways with up to 3000 telephone lines per chassis. By creating solutions across all of these business segments, Digifonica can provide dial tone and enhanced business telephone services anywhere on earth at costs that are fractions of what businesses currently pay. Our low-density solutions also provide for the installation of dial tone to underserved or rural communities around North America and the globe.
4. Enhanced Service Portfolio
Digifonica also offers a variety of enhanced services designed to meet the needs of each market; such as unified messaging services. This service supports all three messaging systems (voice, fax, and email), and provide gateways between them. This service will allow end-users to have a single number that routes globally to “find” the person wherever they may be, and to unify voice mail services in such a way that voice messages and faxes can be retrieved, forwarded, or even sent by email or other methods around the globe. Additional services include firewall protection, teleconferencing and advanced voicemail.
MARKETING STRATEGY
Digifonica’s plan is to leverage the VoIP technologies through a wholesale or “white label” marketing strategy with numerous resellers to deploy its telephone services globally. We will not compete with our partner by selling to its customers or members directly. We enable our partners to become full service telecommunications providers under their own banner. The products, services and tools developed by Digifonica provide internet service providers, cable companies, competitive telephone companies, affinity groups and retail resellers a suite of global, next-generation internet voice and video solutions for commercial and residential users.
Digifonica’s marketing approach to date has been to lever off its board of directors and advisors, many of whom have extensive, long term high level contacts in the telephone industry. Digifonica’s approach to the market is two-pronged. The first segment is to partner with national telecom companies outside North America and Western Europe. These joint venture partners will, in turn, work with Digifonica to offer its services through channel partner resellers in their respective countries. Under this model, the joint venture partner is responsible for the capital costs required for purchase and installation of mini- and micro-nodes in their respective countries.
Digifonica is actively pursing joint venture partnerships in Asia. Currently Digifonica has a pending joint venture with a China based telecommunications company. Under the current terms, Digifonica will own 49% of the joint venture once it becomes fully licensed and operational.
The second prong of the marketing strategy is to contract with reseller channel partners such as retail distributors, affinity groups and broadband marketers. Digifonica plans to enter into contracts with local exchange carriers to market VoIP services to ethnic affinity groups in Canada.
TARGET MARKETS FOR RESELLERS
VoIP Internet-based technology reduces the cost of basic telephone service by from 30% to 70% depending on the specific market reference. Using this technology, long distance rates are a fraction of what most traditional telephone companies charge their customers and well below alternative carriers such as calling card companies. The target markets for Digifonica resellers consist of the following:
1. Basic Home & Small Office Telephone Services
This basic feature set includes dial tone provisioning over broadband data networks and features the standard set of North American options for service including caller id, call forwarding, call blocking, voicemail, local dialing and long distance.

2. Corporate IP Centrex Services
These services provide enhanced dial tone and telephone services to small and medium size enterprises. These products replace the traditional PBX or Key Systems typically found in these businesses, providing costs savings in both hardware and telephone charges while giving enhanced services not offered by traditional telephone companies. Services such as unified messaging, conference calling, automated, telephone activity presentment for remote telephone-workers will be offered.
3. Hotel and Multiple Dwelling Unit (High Rise Apartments) Telephone Services
These services provide enhanced telephone services at significant cost savings to the building operators, creating additional revenue opportunities. Products are added to the telephone rooms of these buildings that augment or fully replace the telephone company services. It is anticipated that cost savings will be dramatic and result in new revenue streams for the building owner and new services to the tenants. It is anticipated that the savings and corresponding revenue opportunities in this environment will be up to an approximately 75% discount from local North American telephone companies.
4. Rural Telephone Solutions
In areas that are underserved or technically impractical under existing legacy telephone technologies, Digifonica plans to provide solutions utilizing wireless and satellite technologies to provide basic and enhanced communications solutions. VoIP presents an opportunity due to its highly compressed and manageable technology characteristics to lower the barriers to entry for fixed and mobile telephone services. In many cases, fixed home telephone services can be offered at a fraction of the cost of even cellular systems in rural communities. Digifonica is developing products based on VoIP and Mesh wireless technologies that promise to open up robust high speed wireless networks with telephone services at prices significantly cheaper than cellular or land line solutions in rural areas.
5. Global VoIP and Carrier Telephone Traffic Arbitrage and Transit Services.
VoIP has significant benefits for traditional global telecommunications services. Packetizing and prioritizing telephone voice traffic onto data networks can achieve significant cost savings and enhanced service quality. Due to the rapidly changing landscape in deploying VoIP services there have been some recent developments in the carrying or transiting of this traffic globally due primarily to SIP technology. By using SIP, quality can be significantly enhanced; the challenge is that it is not inherently compatible with the existing standards of VoIP using a legacy protocol called H323. Digifonica’s technology translates the new technology and the old technology in real time, thus providing a “bridge” technology between the two standards of VoIP transit. These services provide some unique high volume revenue sources for the transit and termination of millions of minutes per month of long distance traffic globally to traditional telephone carriers and emerging VoIP service companies.

COMPETITION
Digifonica was built and designed on providing a global network for the purpose of providing wholesale telecommunications services. Digifonica is not a blend of retail & wholesale like many providers. Most other providers do not offer a wholesale solution. Most of the current providers primarily are selling VoIP to their current customers. The true VoIP providers like Skype, Vonage, Google and Yahoo are concentrating on gathering single consumers. Digifonica is the only VoIP provider that can effectively offer service anywhere. You can obtain new customers or members and insure that ‘all’ your customers or members are afforded the same benefits regardless of where they may reside.
The true competitors listed above in the VoIP arena are significantly larger in size, have more capital resources and have been in the market much longer than Digifonica. Consequently, Digifonica is at a disadvantage when competing with these firms and others that have substantially greater financial and management resources and capabilities than Digifonica.
RESEARCH AND DEVELOPMENT
Since its inception in September of 2004 through June 30, 2005, Digifonica has spent approximately $168,000 on research and development. Due to competitive factors these expenses are not passed on to the customer directly.
ENVIRONMENTAL MATTERS AND GOVERNMENTAL REGULATION
Our operations are subject to evolving federal, provincial, state and local environmental laws and regulations related to the discharge of materials into the environment. Our business does not produce harmful levels of emissions or waste by-products. However, these laws and regulations would require us to remove or mitigate the environmental effects of the disposal or release of substances at our location should they occur. Governmental authorities may enforce the laws and regulations with a variety of civil and criminal enforcement measures, including monetary penalties and remediation requirements. We do not anticipate the costs of compliance with these environmental laws to be significant or to affect our business in any material manner. We are not aware of any area of non-compliance with federal, provisional, state or local environmental laws and regulations.
Currently, the state of world-wide governmental regulation of the industry is evolving. Digifonica believes that compliance with any future regulation of the industry applicable to it will not result in significant expenses or a loss of business opportunities for Digifonica.

ITEM 2. PLAN OF OPERATION
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
The following is a discussion of our financial condition, results of operations, liquidity and capital resources. This discussion should be read in conjunction with our audited financial statements and the notes thereto included elsewhere in this Form 8-K.
Some of the statements under “Description of Business,” “Risk Factors,” “Management’s Discussion and Analysis or Plan of Operation,” and elsewhere in this Report and in the Company’s periodic filings with the Securities and Exchange Commission constitute forward-looking statements. These statements involve known and unknown risks, significant uncertainties and other factors what may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, those listed under “Risk Factors” and elsewhere in this Report.
In some cases, you can identify forward-looking statements by terminology such as “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology.
The forward-looking statements herein are based on current expectations that involve a number of risks and uncertainties. Such forward-looking statements are based on assumptions that the Company will obtain or have access to adequate financing for each successive phase of its growth, that there will be no material adverse competitive or technological change in condition of the Company’s business, that the Company’s President and other significant employees will remain employed as such by the Company, and that there will be no material adverse change in the Company’s operations, business or governmental regulation affecting the Company. The foregoing assumptions are based on judgments with respect to, among other things, further economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control.
Although management believes that the expectations reflected in the forward-looking statements are reasonable, management cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither management nor any other persons assumes responsibility for the accuracy and completeness of such statements.
PLAN OF OPERATION
Digifonica’s plan for the current year is to expand its global reach by the additional deployment of nodes in geographically strategic points around the globe. Current Super Node deployment in London, UK and Vancouver, Canada and access to global fiber networks currently provides Digifonica with access to many of the world’s telecommunications markets. Three additional Super Nodes are strategically planned to be placed on fiber interconnection points globally. Theses Super Nodes will connect to multiple networks providing redundancy. These Super Nodes manage and route telephone traffic in the most efficient manner ensuring quality of service and optimal routing. In addition to the Super Node deployment, Digifonica intends to deploy a combination of mini- and micro-nodes in certain regions and as customer loads require.

In addition to the deployment of infrastructure nodes, Digifonica plans to release version 2.0 of its current software sometime in 2005 augmenting the scalability, redundancy and robustness of the service platform. Digifonica believes that to fund such expansion and development additional funding will be required. Digifonica intends to satisfy any additional funding required by seeking additional equity infusions and by use of debt instruments, as necessary, however, no assurance can be given that either opportunity will be available to Digifonica, or, if available, will be on terms acceptable to Digifonica.
Digifonica will strengthen and augment the engineering team as required to ensure seamless network expansion. The company intends to add to the compliment of the engineers tasked with coding, developing and testing version 2.0 of the software, and the overall implementation of software version 2.0 onto the existing Super Nodes and those to be deployed in the coming year. In addition, the company plans to develop additional value added services to the core VoIP platform, such as conference calling capabilities, which will require additional engineering staff and associated administrative personnel.
ITEM 3. DESCRIPTION OF PROPERTY
Digifonica has an office lease covering approximately 49,000 square feet located at 4710 Kingsway, Burnaby, British Columbia, Canada, at a cost of $8,293 per month Canadian. This lease expires in December of 2009. Digifonica also has an oral sublease for an office located at 999 West Hastings Street, Suite 550 Vancouver, British Columbia, Canada.
ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Based upon the share exchange that occurred on September 13, 2005, each person known to us to be the beneficial owner of more than five percent of the outstanding shares of the Company’s Common Stock, each director, each executive officers and all directors and executive officers as a group of Digifonica, owned beneficially as of September 13, 2005, the number and percentage of outstanding shares of Common Stock of the Company indicated in the following table. All of the capital stock of Digifonica is owned by the Company as a result of the share exchange.

(1)	(2)	(3)	(4)
	Name and	Amount and
Title of Class	Address of Beneficial Owner	Nature of Beneficial Owner	Percent of Class
Moliris Common Stock	Clay Perreault 4710 Kingsway Burnaby, B.C., Canada	5,202,500(1) Direct	25.1%
Moliris Common Stock	Emil Malak 4710 Kingsway Burnaby, B.C., Canada	4,282,500(1) Direct	20.6%
Moliris Common Stock	W. Gordon Blankstein 4710 Kingsway Burnaby, B.C., Canada	2,726,500(1) Direct	13.1%
Moliris Common Stock	Rob Blankstein 4710 Kingsway Burnaby, B.C., Canada	1,575,500(2) Direct	7.6%
Moliris Common Stock	Clyde R. Parks 8500 Stemmons Freeway, Suite 5050 Dallas Texas 75247	1,424,600(3)	6.87%
Moliris Common Stock	Steve Nicholson 4710 Kingsway Burnaby, B.C., Canada	532,500 Direct	2.56%
Moliris Common Stock	Rod Thomson 4710 Kingsway Burnaby, B.C., Canada	247,500 Direct	1.2%
Moliris Common Stock	Emil Björsell 4710 Kingsway Burnaby, B.C., Canada	247,500 Direct	1.2%
Moliris Common Stock	Fuad Arafa 4710 Kingsway Burnaby, B.C., Canada	247,500 Direct	1.2%
Moliris Common Stock	Grzegorz Jaskiewicz 4710 Kingsway Burnaby, B.C., Canada	151,250 Direct	*
Moliris Common Stock	All directors and officers as a group (10)	10,862,350	52.4%

*	Less than one percent

(1)	Includes 2,150,000 shares held as tenants in common

(2)	Includes 276,500 shares held in trust for the benefit of Charlie Blankstein

(3)	Includes 24,600 shares held by a corporation wholly owned by Clyde Parks, the balance of these shares are held directly.
ITEM 5. DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
Set forth below is the name, age, years of service and positions of the executive officers and directors of Digifonica as of September 13, 2005.

Name	Age	Position	Years
Emil Malak	53	Chairman	Since 2004

Mike Bowerman	58	Director, President and Chief Operating Officer	May, 2005

Clay Perreault	39	Director and Chief Technology Officer	Since 2004

W. Gordon Blankstein	54	Director	September, 2005
The Directors serve until their successors are elected by the stockholders. Vacancies on the Board of Directors may be filled by appointment of the majority of the continuing directors. The executive officers serve at the discretion of the Board of Directors. The Directors named above will serve until the next annual meeting of the stockholders of the Company in the year 2005. Directors will be elected for one-year terms at each annual stockholder’s meeting.
All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. We have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors. Officers are appointed annually by our Board of Directors and each Executive Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our Board of Directors may in the future determine to pay Directors’ fees and reimburse Directors for expenses related to their activities.
None of our Officers and/or Directors have ever filed any bankruptcy petition, been convicted of or been the subject of any criminal proceedings or the subject of any order, judgment or decree involving the violation of any state or federal securities laws.
BOARD OF DIRECTORS
Emil Malak, 53 — Chairman
Mr. Malak is currently the Chairman of Digifonica, a worldwide telecommunications network provider, that usesVOIP globally. In addition, Mr. Malak is Chairman of Albonia, Limited; an environmental technology company focused on waste, air purification and water production. Mr. Malak has extensive experience in real estate and restaurant development and management. Mr. Malak has written a musical operetta, a second world war novel and an animation series for children. He has obtained a Higher National Diploma (HND) in Hotel Administration from Hollings Faculty, Manchester, UK (1975) and was a guest lecturer at Sheffield Polytechnic, UK.

Mike Bowerman, 58 — President, Chief Operating Officer
A senior-level professional with over 30 years in the telecommunications industry including broad business development and management experience gained through tenures with, among others, Hutchison Telecom, Philips Industries and Orange Cellular, Europe. Prior to joining Digifonica, Mr. Bowerman was with the Rok Entertainment Group as Business Development Director where he managed senior relationships with all major European mobile networks to deliver partnership revenue opportunities. He earned his HNC qualifications in Business and Marketing in the United Kingdom.
Clay Perreault, 39 — Director and Chief Technology Officer
Clay has management and hands on technical experience in designing and deploying voice and data solutions globally for over 15 years. Clay has won awards such as Young Entrepreneur of the year by the Federal Business Development Bank of Canada, has been invited and has traveled with Canadian Government officials (Foreign Affairs, and National Research Council) to other countries representing Canadian Telecom technologies and has been responsible for starting over 11 high technology enterprises over the past 15 years on three continents.
W. Gordon Blankstein, 54 — Director
W. Gordon Blankstein is currently a member of the board of directors of Genco Resources, Ltd., a publicly-traded mining company and has been since 2002. He is also Director of Tribeworks, Inc., a publicly-traded software company. From 1997 through 2002, Mr. Blankstein was Chairman and Chief Executive Officer of Global Light Telecommunications, Inc., an American Stock Exchange-listed company. Mr. Blankstein obtained a B.Sc. (Agri.) from the University of British Columbia in 1973 and an MBA from the University of British Columbia in 1976.
EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
Jaakko Soininen, 38 — Vice President Operations
Jaakko Soininen received his Bachelor of Business Administration (BBA) from Simon Fraser University in 1992. From 1993 to 1995 he designed and developed management information systems at Westech Information Systems Inc., Vancouver, B.C., Canada. In 1997, Mr. Soininen received his Master of Applied Science, Engineering (MaSC) from University of Waterloo. From 1996 to 2000 Jaakko was employed by Comptel Corporation, Helsinki, Finland. Having positions as Project Management (responsible for deliveries of Comptel’s products to multiple telecommunication operators in North America) and Department Manager (responsible for all marketing, sales and partnership activities in the region while also managing and a team of professionals involved in the delivery of Comptel’s solutions in North and South America). In 2000, Mr. Soininen was assigned to be the Managing Director of Comptel Communications, Inc, Arlington, Virginia, USA a subsidiary of Comptel Corporation.

Steve Nicholson, 39 — Director of Operations
Electrical Engineer, 15 years of experience in the provision of wireless and wire line data services globally depending on his electronics and communications training from the New Zealand Air force, and IT project management experience in major corporations such as Marks and Spencer UK, British Petroleum and others.
Emil Björsell, 25 — System Architect
Emil joined the engineering development team in the spring of 2004 as one of the lead software developers. His skill in developing new software in banking and credit card systems, Voice over IP PBX software, working with the unix and linux operating systems, formal training network security systems in Ireland, and electronics circuit board manufacture in Sweden are all key talents in his position in the company.
Fuad Arafa, 35 — Senior Software Developer
Fuad is one of the more recent talents added to the engineering development team in May of 2004, shortly before the formation of Digifonica. He brings with him a wealth of knowledge in four of the major applications used in Internet service deployment today namely Linux, Apache, MySQL and PHP. He combines this extensive knowledge with excellent design and software development skills to create the company’s web enabled services.
Benjamin Tam, 54 — Director of Finance
Benjamin has been a Certified General Accountant since 1978 and has over 30 years of management, finance and accounting experience. During the last nine years he has been a public accountant and consultant to a number of client in various industries. Prior to 1996, he spent nine years as Chief Financial Officer for a publically traded high-tech company listed on the Vancouver Stock Exchange and NASDAQ Over-the-Counter.

Rod Thomson, 47 — Director of Research and Development
Professional Manager of research and development in software systems with ten years experience in Unified Communications, VoIP and digital telephony. Rod combines his technical knowledge of UNIX, and Linux operating systems; technology protocols such as SIP, H.323, OSP, LDAP; Internet applications such as IMAP, and ENUM to create innovative solutions. Rod is tasked in Digifonica to lead focused software development teams with a mandate to innovate and create new VoIP solutions for our customers.
FAMILY RELATIONSHIPS
None
CERTAIN LEGAL PROCEEDINGS
No director, nominee for director, or executive officer of the Company has appeared as a party in any legal proceeding material to an evaluation of his ability or integrity during the past five years.
ITEM 6. EXECUTIVE COMPENSATION
The following table shows for the year ending December 31, 2004, and the period from January 1, 2005 through September 15, 2005, the annualized compensation awarded or paid by Digifonica to its Chief Executive Officer and the four most highly compensated executive officers of Digifonica receiving compensation in excess of $60,000, of which there are only three (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

					Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
					Restricted	Securities
Name and				Other Annual	Stock	Underlying	LTIP	All Other
Principal		Salary	Bonus	Compensation	Award(s)	Options/SARs	Payouts	Compensation
Position	Year	($)(1)	($)	($)(1)	($)	(#)	($)	($)
Michael Bowerman,	2005	£180,000	—	—	—	—	—	—
CEO	2004	—	—	—	—	—	—	—
Jaakko Soininen,	2005	120,000	—	—	—	—	—	—
VP—Operations	2004	—	—	—	—	—	—	—
Benjamin Tam,	2005	72,000	—	—	—	—	—	—
Director of Finance	2004	—	—	—	—	—	—	—
Clay Perreault,	2005	60,000	—	17,868	—	—	—	—
CTO	2004	—	—	4,975	—	—	—	—
(1) In Canadian dollars, except where noted as British pounds Sterling.
No Stock Options or SAR Grants were granted in 2004 or to date in 2005 and none are outstanding.
EMPLOYMENT AGREEMENTS
Digifonica has no employment agreements with any officer or director of Digifonica. Mr. Clay Perreault has an employment agreement with DIP, which is anticipated to be terminated and replaced by an employment agreement with Digifonica in the near future. In addition, employment agreements with all other officers are being prepared but have not been executed as of the date of this report.
ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
None
ITEM 8. DESCRIPTION OF SECURITIES
Digifonica is authorized to issue 10 million shares of capital stock, with a par value of $0.01 per share. Each share of capital stock has one vote. Stockholders do not have a right to cumulate their votes.
There are no fixed rights to dividends on the capital stock. Dividends maybe paid in cash, stock, or otherwise as determined by the Board of Directors from funds lawfully available for such distributions. The stockholders do not have any preemptive rights. All shares of capital stock when issued shall be fully paid and shall be non-assessable.

PART II
ITEM 1. MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS
There is no public market for the capital stock of Digifonica and there are no outstanding options or warrants to purchase, or securities convertible into, the capital stock of Digifonica. The capital stock of Digifonica is held of record by one stockholder, the Company.
None of the capital stock of Digifonica is eligible for sale pursuant to Rule 144 under the Securities Act and neither Digifonica nor the Company has agreed to register th offer and sale of any of the capital stock of Digifonica under the Securities Act for sale by security holders.
DIVIDENDS.
Digifonica has not declared any cash dividends on its capital stock since its inception in 2004. The future payment by Digifonica of dividends, if any, rests within the discretion of its Board of Directors and will depend upon Digifonica’s earnings, if any, capital requirements and financial condition, as well as other relevant factors.
ITEM 2. LEGAL PROCEEDINGS
From time to time Digifonica may become subject to proceedings, lawsuits and other claims in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. However, Digifonica is not involved in any legal proceedings as of the date of this Report
ITEM 3. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
None.
ITEM 4 RECENT SALES OF UNREGISTERED SECURITIES
The following sets forth unregistered sales of securities by Digifonica during the period from its inception in 2004 through the date of this Report:
On June 11, 2004, Digifonica received proceeds for the private placement of 10,000,000 shares of its capital stock (the “Shares”). The Shares were subscribed for by 17 investors. No underwriter, placement agent, or finder is involved in the transaction. Digifonica is relying on the exemptions from registration provided by Section 4(2) and Section 4(6) and Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”) for this transaction with respect to the United States citizens involved in the transaction and the comparable exemptions under Canadian and United Kingdom laws for the Canadian and United Kingdom citizens involved in the transaction.

ITEM 5. INDEMNIFICATION OF DIRECTORS AND OFFICERS
Digifonica’s constituent documents provide for the indemnification of every director, secretary, agent or other officer out of the assets of Digifonica against all losses or liabilities that he may sustain or incur in or about the execution of the duties of his office or otherwise in relation thereto, including any liability incurred by him in defending any proceedings, whether civil or criminal, in which judgment is given in his favor or in which he is acquitted and that no director or other officer will be liable for any loss or damage incurred by Digifonica in the execution of the duties of his office or in relation thereto.
PART F/S
See “Item 9.01. Financial Statements and Exhibits” below.
PART III
ITEM 1. INDEX TO EXHIBITS

Exhibit	Description of Exhibit
2.1	Exchange Agreement among the Company, Digifonica and the shareholders of Digifonica, dated as of April 25, 2005

3.1	Memorandum of Association of Digifonica

3.2	Articles of Association of Digifonica

4.1	Excerpts from the Articles of Association of Digifonica defining the rights of holders

21.1	Subsidiaries of Digifonica
ITEM 2. DESCRIPTION OF EXHIBITS

Exhibit	Description of Exhibit
2.1	Exchange Agreement among the Company, Digifonica and the stockholders of Digifonica, dated as of April 25, 2005

3.1	Memorandum of Association of Digifonica

3.2	Articles of Association of Digifonica

4.1	Excerpts from the Articles of Association of Digifonica defining the rights of holders

21.1	Subsidiaries of Digifonica

Item 3.02. Unregistered Sales of Equity Securities.
The Company issued ten million shares of its Common Stock, $0.001 par value, on September 13, 2005 in exchange for the Digifonica Shares. No underwriter, placement agent, or finder is involved in the transaction. The Company is relying on the exemptions from registration provided by Section 4(2) and Section 4(6) and Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”) for this transaction. Each investor represented to the Company in writing that they were an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Act.
Item 5.06. Change in Shell Company Status.
The acquisition of all of the issued and outstanding capital stock of Digifonica (International) Limited, a Gibraltar corporation (“Digifonica”) was completed on September 13, 2005 by Moliris Corp. (the “Company”). The Company acquired ten million shares of the capital stock, £0.01 par value, of Digifonica (the “Digifonica Shares”) in exchange for ten million shares of newly issued Common Stock, $0.001 par value, of the Company, making Digifonica a wholly owned subsidiary of the Company.

Item 9.01 Financial Statements and Exhibits.
(a)   Financial Statements of Business Acquired;
(1) Consolidated Financial Statements
DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
For the Period September 9, 2004 (Date of Inception) to December 31, 2004
Expressed in Canadian Dollars

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheet
Consolidated Statement of Operations
Consolidated Statement of Changes in Stockholders’ Equity (Deficit)
Consolidated Statement of Cash Flows
Notes to Consolidated Financial Statements
(2) Consolidated Financial Statements
DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
For the six months Ended June 30, 2005 and the year ended December 31, 2004
Expressed in US Dollars

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheet
Consolidated Statement of Operations
Consolidated Statement of Changes in Stockholders’ Equity (Deficit)
Consolidated Statement of Cash Flows
Notes to Consolidated Financial Statements
(b) Pro Forma Consolidated Financial Statements of Moliris Corp.
(1) Pro Forma Financial Statements of Moliris Corp. for the period ended December 31, 2004 and June 30, 3005.
Consolidated Balance Sheet as of December 31, 2004
Consolidated Statement of Loss for the year ended December 31, 2004
Consolidated Balance Sheet as of June 30, 2005
Consolidated Statement of Loss for the six months ended June 30, 2005
Notes to Consolidated Financial Statements
(2) Pro Forma Financial Statements of Moliris Corp. for the period ended December 31, 2004 and June 30, 2005 with Management’s assumptions concerning future events.
Consolidated Balance Sheet as of December 31, 2004
Consolidated Statement of Loss for the year ended December 31, 2004
Consolidated Balance Sheet as of June 30, 2005
Consolidated Statement of Loss for the six months ended June 30, 2005
Notes to Consolidated Financial Statements

Cinnamon Jang Willoughby & Company
Chartered Accountants
A Partnership of Incorporated Professionals
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Stockholders of Digifonica (International) Ltd.
(A Development Stage Corporation):
     We have audited the consolidated balance sheet of Digifonica (International) Ltd. as at December 31, 2004 and the consolidated statements of stockholders’ operations and deficiency, and cash flows from the date of inception (September 9, 2004) to December 31, 2004. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether these financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
     In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2004 and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles in the United States.
     The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in note 1 to the financial statements, the Company has a working capital deficiency and has sustained operating losses. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.
“Cinnamon Jang Willoughby & Company”
Chartered Accountants
Burnaby, BC
April 25, 2005
Metro Tower II - Suite 900 - 4720 Kingsway, Burnaby BC Canada V5H 4N2. Telephone: +1 604 435 4317, FAX +1 604 435 4319.
HLB Cinnemon Jang Willoughby & Company is a member of International. A world-wide organization of accounting firms and business advisors.

1

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
Consolidated Balance Sheet
December 31, 2004
(Cdn Dollars)

2004

Assets

Current
Cash	$6,120
Accounts receivable	1,133

Total Assets	$7,253

Liabilities

Current
Accounts payable and accrued liabilities	$18,498
Advances payable (note 5)	17,856

36,354

Stockholders’ Deficiency

Common Stock
Authorized
2,000 Common shares with a par value of $2.60 each

Issued and outstanding
100 Common shares — par value	260
Additional paid-in capital	1,540
Contributed Surplus	48,037

Accumulated Deficit	(78,938)

Total Stockholders’ Deficiency	(29,101)

Total Liabilities and Stockholders’ Deficiency	$7,253

Commitments and Subsequent Events (notes 6 and 8)
See notes to consolidated financial statements.
2

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
Consolidated Statement of Operations
For the Period September 9, 2004 (Date of Inception) to December 31, 2004
(Cdn Dollars)

2004

Expenses
Consulting	$20,939
Professional fees	24,554
Travel and marketing	20,103
Entertainment and business development	3,709
Printing and binding	3,606
Telephone	3,326
Office	1,179
Internet	1,161
Interest and bank charges	195
Small tools	166

Net Loss	$78,938

Net Loss Per Share	$789.38

Weighted Average Number of Shares Outstanding	100
See notes to consolidated financial statements.

3

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
Consolidated Statement of Changes in Stockholders’ Deficiency
December 31, 2004
(Cdn Dollars)

			Additional			Total
	Number	Par	Paid-in	Contributed	Accumulated	Stockholders’
	of Shares	Value	Capital	Surplus	Deficit	Deficiency

Balance September 9, 2004	0	$0	$0	$0	$0	$0
Issuance of common stock:
For cash
On incorporation	100	260	1,540		0	1,800
For payment of invoices				48,037		48,037
Net loss	0	0	0	0	(78,938)	(78,938)

Balance, December 31, 2004	100	$260	$1,540	$48,037	$(78,938)	$(29,101)

See notes to consolidated financial statements.

4

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
Consolidated Statement of Cash Flows
For the Period September 9, 2004 (Date of Inception) to December 31, 2004
(Cdn Dollars)

2004

Operating Activities
Net loss	$(78,938)
Adjustments to reconcile net loss to net cash used in operating activities -

Changes in operating assets and liabilities
Accounts receivable	(1,133)
Accounts payable and accrued liabilities	18,498

Cash Used in Operating Activities	(61,573)

Cash Used in Investing Activities	0

Financing Activities
Issuance of common stock for cash	49,837
Loans payable	17,856

Cash Provided by Financing Activities	67,693

Inflow (Outflow) of Cash	6,120
Cash, Beginning of Year	0

Cash, End of Year	$6,120

Supplemental Information
Interest paid	$195

5

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
Notes to Consolidated Financial Statements
Years Ended December 31, 2004
(Cdn Dollars)
1. ORGANIZATION, BASIS OF PRESENTATION AND NATURE OF OPERATION
These financial statements include the accounts of Digifonica (International) Limited (“the Company”) and its eighty percent (80%) owned subsidiary Digifonica Canada Limited (“DCL”). All inter-company balances and transactions are eliminated. The parent company was incorporated September 9, 2004 in Gibraltar and had no operations other than organizational activities. The Company’s business activities are conducted principally in Canada and the financial statements are prepared in accordance with accounting principles generally accepted in the United States of America with all figures translated into Canadian dollars for reporting purposes.
The Company is a development stage enterprise that, through its subsidiary, is developing, with the intent of producing and selling, voice over internet protocol (VOIP) communications systems. The Company also carries out research and development activities for customers on specific fixed price contract bases. The Company acquired the design rights, computer programming and other proprietary information for a significant component of its VOIP system for $nil from principles of the Company.
The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. During 2004 the Company incurred a net loss of $78,938 and at December 31, 2004 had a working capital deficiency (an excess of current liabilities over current assets) of $29,101. Management has undertaken initiatives for the Company to continue as a going concern. For example, the Company is negotiating to secure an equity financing in the short term and is in discussions with several financing firms. The Company also expects to increase revenues in 2005 from sales of its VOIP system and related products. As well, the Company has tendered proposals and price quotations on several systems. These initiatives are in recognition that for the Company to continue as a going concern it must generate sufficient cash flow to cover is obligations and expenses. In addition, management believes these initiatives can provide the Company with a solid base for profitable operations, positive cash flows and reasonable growth. Management is unable to predict the results of its initiatives at this time. Should management be unsuccessful in its initiative to finance its operations the Company’s ability to continue as a going concern is uncertain. These financial statements do not give effect to any adjustments to the amounts and classifications of assets and liabilities which might be necessary should the Company be unable to continue its operations as a going concern.
2. SIGNIFICANT ACCOUNTING POLICIES
(a)	Revenue recognition
Revenue from the sales of the VOIP system is recognized on an accrual basis based on agreed terms with the customers. Sales are recorded when the systems are delivered and the customer is invoiced at the agreed terms and collection is reasonably assured. Contract manufacturing sales are recorded as each contracted unit is delivered to the contracting customer.
(b)	Inventory
Inventories are valued at the lower of average cost and net realizable value.

6

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
Notes to Consolidated Financial Statements
Years Ended December 31, 2004
(Cdn Dollars)
2. SIGNIFICANT ACCOUNTING POLICIES (Continued)
c)	Research and development
Research and development costs are expensed to operations as incurred.
(d)	Long-lived assets
SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” establishes a single accounting model for long-lived assets to be disposed of by sale including discontinued operations. SFAS 144 requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations.
As such, these long-lived assets of the Company are reviewed when changes in circumstances require as to whether their carrying value has become impaired, pursuant to SFAS 144. Management considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations (undiscounted and without interest charges). If impairment is deemed to exist, the assets will be written down to fair value less costs to sell.
(e)	Foreign currency translation
The Company’s operations and activities are conducted principally in Canada; hence the Canadian dollar is the functional currency.
Amounts incurred in non — Canadian dollars are translated as follows:
(i)	Monetary assets and liabilities at the rate of exchange in effect as at the balance sheet date;

(ii)	Non-monetary assets and liabilities at the exchange rates prevailing at the time of the acquisition of the assets or assumption of the liabilities; and

(iii)	Revenues and expenditures at rates approximating the average rate of exchange for the year.
For reporting purposes, assets and liabilities of non — Canadian subsidiaries that operate in a local currency environment are translated to Canadian dollars at year end exchange rates. Translation adjustments are recorded as other Comprehensive income or (loss) not affecting deficit within stockholders’ equity.
(f)	Other comprehensive income (loss)
The Company may have other comprehensive income (loss) arising from foreign currency translation of the subsidiary companies financial statements to Canadian funds. Accordingly, other comprehensive income (loss) is shown as a separate component of stockholders’ equity (deficit).

7

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
Notes to Consolidated Financial Statements
Years Ended December 31, 2004
(Cdn Dollars)
2. SIGNIFICANT ACCOUNTING POLICIES (Continued)
(g)	Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates relate to the determination of the impairment of assets and useful lives for amortization. Financial results as determined by actual events could differ from those estimates.
(h)	Net loss per share
Net loss per share calculations are based on the weighted average number of common shares outstanding during the year. Diluted net income (loss) per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the year.
(i)	Stock-Based Compensation
The Company applies the intrinsic value method of accounting as prescribed by APB Opinion No. 25 “Accounting for Stock Issued to Employees” and related interpretations, in accounting for options granted to employees. As such, compensation expense is recorded on the date of the grant when the market price of the underlying stock exceeds the exercise price. SFAS 123 “Accounting for Stock-based Compensation” establishes accounting and disclosure requirements using the fair value based method of accounting for stock-based compensation plans.
As allowed by SFAS 123, the Company elected to continue to apply the intrinsic value-based method of accounting described above and has adopted the disclosure requirements of SFAS 123.
(j)	Income Taxes
Income taxes are accounted for under the asset and liability method in accordance with Financial Accounting Standard No. 109, “Accounting for Income Taxes”. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities, and their respective tax bases and operating loss, and tax credit carry forwards. Deferred tax assets and liabilities are measured using substantially enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities on a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance to the extent that the ability to recover the asset is not considered to be more likely than not.

8

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
Notes to Consolidated Financial Statements
Years Ended December 31, 2004
(Cdn Dollars)
2. SIGNIFICANT ACCOUNTING POLICIES (Continued)
(j)	Recent accounting pronouncements
          i. In January 2003 the FASB issued interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements. Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise both private and public that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company has no investment in or contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have any impact on the Company’s consolidated financial position, results of operations or cash flows.
          ii. On April 30, 2003 the FASB issued Statement No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. Statement 149 is intended to result in more consistent reporting of contracts as either freestanding derivative instruments subject to Statement 133 in its entirety, or as hybrid instruments with debt host contracts and embedded derivative features. In addition, Statement 149 clarifies the definition of a derivative by providing guidance on the meaning of initial net investments related to derivatives. Statement 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of Statement 149 did not have any effect on the Company’s consolidated financial position, results of operations or cash flows.
          iii. On May 15, 2003 the FASB issued Statement No. 150, Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity. Statement 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Statement 150 represents a significant change in practice in the accounting for a number of financial instruments, including mandatory redeemable equity instruments and certain equity derivatives that frequently are used in connection with share repurchase programs. Statement 150 is effective for all financial instruments created or modified after May 31, 2003 and to other instruments as of September 1, 2003. The adoption of Statement 150 on July 1, 2003 did not have any impact on its consolidated financial position, results of operations or cash flows.
          iv. In 2004, FASB issued a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This revised pronouncement requires that all stock options and warrants be accounted for using the Fair Value Method. This pronouncement will impact on the Company, as the Company currently accounts for all options and warrants using the Intrinsic Value Method. As at the year end there were no stock options outstanding.
          v. FIN 46(R), Consolidation of Variable Interest Entities, applies at different dates to different types of enterprises and entities, and special provisions apply to enterprises that have fully or partially applied Interpretation 46 prior to issuance of

9

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
Notes to Consolidated Financial Statements
Years Ended December 31, 2004
(Cdn Dollars)
2. SIGNIFICANT ACCOUNTING POLICIES (Continued)
Interpretation 46(R). Application of Interpretation 46 or Interpretation 46(R) is required in financial statements of public entities that have interests in variable interest entities or potential variable interest entities commonly referred to as special-purpose entities for periods ending after December 15, 2003. Application by public entities (other than small business issuers) for all other types of entities is required in financial statements for periods ending after March 15, 2004. Application by small business issuers to entities other than special-purpose entities and by non-public entities is required at various dates in 2004 and 2005. There is no impact on the Company’s financial statements.
     vi. In December 2004, the FASB issued SFAS Statement No. 153, “Exchanges of Non-monetary Assets.” The statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.
3. FINANCIAL INSTRUMENTS
     i. Fair values
The carrying value of cash, accounts receivable, accounts payable and accrued liabilities and loans payable approximate their fair value because of the short maturity of these financial instruments. The fair value of long term debt net of discount for interest free loans, the significant portion of long term debt being interest free or with fixed interest rates, and amounts due to related parties all approximate their fair values.
     ii Interest rate risk
The Company is not exposed to significant interest rate risk due to the short term maturity of its monetary current assets and current liabilities.
     iii Credit risk
The Company is exposed to credit risk with respect to its accounts receivable. The Company follows a program of credit evaluations of customers and limits the amount of Credit extended when deemed necessary. The Company maintains provisions for potential credit losses and any such losses to date have been within management’s expectations.
4. ADVANCES PAYABLE
These advances are without fixed terms of repayment and do not bear interest.
5. RELATED PARTY TRANSACTIONS
Included in advances payable is $15,901 due to an officer of the company.

10

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
Notes to Consolidated Financial Statements
Years Ended December 31, 2004
(Cdn Dollars)
6. COMMITMENT
Commencing July 1, 2005, the Company committed to minimum rental payments of approximately $100,000 for the next four and one-half years for office space and operations facilities.
7. INCOME TAXES
A subsidiary has operating losses which may be carried forward to apply against future year’s Canadian taxable income. The tax effect has not been recorded in these consolidated financial statements. These losses expire as follows:

Year 2011	$78,938

The components of future income tax assets are as follows:

2004

Future income tax assets
Non-capital loss carry forwards	$78,938
Approximate tax rate	36%

28,417
Less: Valuation allowance	(28,417)

$0

8. SUBSEQUENT EVENTS
(i)	On March 31, 2005 the Company acquired the remaining 20% of its subsidiary for Cdn $2 from a related party.
(ii)	On March 9, 2005 the stockholders of the Company entered into a letter of intent with Moliris Corp., a Florida Corporation, to exchange all of the issued and outstanding stock of the Company for 10,000,000 newly issued unregistered shares of common stock of Moliris Corp. On consummation of the transaction, Moliris Corp., a reporting company under the Securities Exchange Act of 1934, will be the parent, but since Moliris Corp. has no ongoing operations, the operations of the Company will be the only operations reflected in the consolidated financial statements.
(iii)	In a settlement agreement dated April 14, 2005 between Valor Invest Ltd. (“Valor”), Ross Wilmot (“Wilmot”), the Company and its subsidiary, and Clay Perrault (the Company’s current President), the Company has agreed to pay Valor Cdn $250,000 over a two year period on a monthly basis commencing on April 30, 2005. The payment of $250,000 absolves Valor or any other party to the agreement to claim any right to the VOIP systems being developed by the Company.

11

Financial Statements
DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporations)
Index to Consolidated Financial Statements
For the Six Months Ended June 30, 2005 and the Year Ended December 31, 2004
(Expressed in US Dollars)
Consolidated Balance Sheet
Consolidated Statement of Operations
Consolidated Statement of Changes in Stockholders’ Equity (Deficit)
Consolidated Statement of Cash Flows
Notes to Consolidated Financial Statements

Cinnamon Jang Willoughby & Company
Chartered Accountants
A Partnership of Incorporated Professionals
To the Director:
     We have reviewed the accompanying consolidated balance sheet of Digifonica International Ltd. as of June 30, 2005 and the related consolidated statements of loss for the six months ended June 30, 2005 and the year ended December 31, 2004, and the consolidated statements of changes in stockholders’ deficiency and cash flows for the six months ended June 30, 2005 and the year ended December 31, 2004. We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). All information in these interim financial statements is the responsibility of Digifonica International Ltd.
     A review of interim financial information consists principally of applying analytical procedures and making enquiries of persons responsible for accounting and financial matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
     These consolidated financial statements have been prepared assuming the company will continue as a going concern. However, as discussed in Note 1, the company has incurred recurring net losses and a net capital deficiency. These factors raise substantial doubt about the company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
     Based on our review, except as mentioned above, we are not aware of any material modification that should be made to the consolidated interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.
     We have previously audited, in accordance with auditing standards generally accepted in the United Sates of America, the consolidated balance sheet of Digifonica International Ltd. as of December 31, 2004 and the related consolidated statements of loss, stockholders’ deficiency and cash flows for the year then ended; and in our report dated April 16, 2005, we expressed an opinion that was qualified with respect to the assumption that the Company was a going concern on those consolidated financial statements. In our opinion, except as previously discussed, the information set forth in the accompanying consolidated balance sheet as at December 31, 2004 and the related consolidated statements of loss, stockholders’ deficiency and cash flows for the year then ended is fairly stated, in all material respects.
September 15, 2005

/s/ Cinnamon Jang Willoughby & Company Chartered Accountants Burnaby, Canada
MetroTower II — Suite 900 — 4720 Kingsway, Burnaby, BC Canada V5H 4N2. Telephone: +1 604 435 4317. Fax: +1 604 435 4319.
HLB Cinnamon Jang Willoughby & Company is a member of International. A world-wide organziation of accounting firms and business advisors.

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Company)
CONSOLIDATED BALANCE SHEETS
(Expressed in United States Dollars)

	June 30,	December 31,
	2005	2004
	(unaudited)

ASSETS

Current
Cash and cash equivalents	$119,899	$5,092
Accounts receivable	9,668	943
Inventory	17,799	—
Prepaid expenses	53,738	—

Total current assets	201,104	6,035

Equipment (Note 4)	492,246	—
Capitalized software (Note 5)	357,532	—

	$1,050,882	$6,035

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current
Accounts payable and accrued liabilities	$178,386	$15,391
Loans payable	—	14,855
Advance payable (Note 6)	290,251	—
Contract payable (Note 7)	163,212	—
Due to Moliris Corp. (Note 8)	962,550	—

	1,594,399	30,246

Stockholders’ equity
Common stock, no par value, unlimited number authorized, (Note 9)	202	202
100 (December 31, 2004 - 100) issued and outstanding
Additional paid-in capital	38,506	38,506
Accumulated other comprehensive income:
Foreign currency cummulative translation adjustment	(1,398)	(463)
Accumulated deficit during development stage	(580,827)	(62,456)

Total stockholders’ equity	(543,517)	(24,211)

Total liabilities and stockholders’ equity	$1,050,882	$6,035

Nature of operations (Note 1)
Commitments and subsequent events (Notes 13 and 14)
See accompanying notes to consolidated financial statements.

2

DIGIFONICA INTERNATIONAL INC.
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(Expressed in United States Dollars)

			Cumulative
		Period from	Period from
	Six Month	Inception	Inception
	Period Ended	(September 9,	(September 9,
	June 30,	2004) to	2004) to
	2005	December 31,	June 30,
	(unaudited)	2004	2005

EXPENSES
Amortization	$16,013	$—	$—
General and administrative	62,288	16,495	78,783
Legal	86,851	9,940
Sales and marketing	140,912	3,263	144,175
Research and development	147,982	20,351	168,333
Travel	64,008	12724

Net loss	$(518,054)	$(62,773)	$(580,827)

Comprehensive loss:
Net loss	(518,054)	(62,773)	$(580,827)
Foreign currency translation adjustment	(935)	(463)	(1,861)

Comprehensive loss	(518,989)	(63,236)	$(582,688)

Basic and diluted loss per share	$(5,180.54)	$(627.73)

Weighted average number of shares outstanding	100	100

See accompanying notes to consolidated financial statements.

3

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
(Unaudited)
(Expressed in United States Dollars)

			Accumulated		Accumulated
			Other		Deficit
			Additional		During the	Total
	Number of	Common	Paid-in	Comprehensive	Development	Stockholders’
	Shares	Stock	Capital	Income	Stage	Equity

Balance, September 9, 2004	—	$—	$—	$—	$—	$—
(date of inception)
Shares issued:
Private placements	100	202	38,506	—	—	38,708
Foreign currency translation adjustment	—	—	—	(463)	—	(463)
Net loss	—	—	—	—	(62,773)	(62,773)

Balance, December 31, 2004	100	202	38,506	(463)	(62,773)	(24,528)
Foreign currency translation adjustment	—	—	—	(935)	—	(935)
Net loss	—	—	—	—	(518,054)	(518,054)

Balance, June 30, 2005	100	$202	$38,506	$1,398	$(580,827)	$(543,517)

See accompanying notes to consolidated financial statements.

4

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Company)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Expressed in United States dollars)

		Period from	Cumulative
	Six Month	Inception	Period from
	Period	(September	Inception
	Ended	9, 2004) to	(September
	June 30,	December	9, 2004) to
	2005	31,	July 31,
	(Unaudited)	2004	2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(518,054)	$(62,773)	$(580,827)
Items not affecting cash:
Depreciation	16,013	—	16,013

Changes in assets and liabilities:
Receivables	(8,725)	(943)	(9,668)
Inventory	(17,799)	0	(17,799)
Prepaid expenses	(53,738)	—	(53,738)
Accounts payable and accrued liabilities	162,995	15,391	178,386
Contract payable	163,212	—	163,212

Net cash used in operating activities	(256,096)	(48,325)	(304,421)

CASH FLOWS FROM FINANCING ACTIVITIES
Loans payable	(14,855)	14,855	0
Advance payable	290,251	—	290,251
Due to Moliris Corp	962,550	—	962,550
Proceeds from issuance of capital stock	0	38,708	38,708

Net cash provided by finacing activities	1,237,946	53,563	1,291,509

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment	(500,265)	—	(500,265)
Deferred development costs	(365,843)	—	(365,843)

Net cash used in investing activities	(866,108)	0	(866,108)

Effect of foreign currency translation on cash and cash equivalents	(935)	(146)	(1,081)

Change in cash and cash equivalents during the period	114,807	5,092	119,899

Cash and cash equivalents, beginning of period	5,092	—	—

Cash and cash equivalents, end of period	$119,899	$5,092	$119,899

Cash paid for interest during the period	$—	$155	$155

Cash paid for income taxes during the period	$—	$—

See accompanying notes to consolidated financial statements.

5

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Six Months June 30, 2005
(Unaudited)
(Expressed in United States Dollars)
1.	ORGANIZATION, BASIS OF PRESENTATION AND NATURE OF OPERATION
These financial statements include the accounts of Digifonica (International) Limited (“the Company”) and its' two wholly owned subsidiaries Digifonica Canada Inc. (“DCI”) and Digifonica Intellectual Properties Limited (DIP). All inter-company balances and transactions are eliminated. The parent company was incorporated September 9, 2004 in Gibraltar and had no operations other than organizational activities. The Company’s business activities are conducted principally in Canada and the financial statements are prepared in accordance with accounting principles generally accepted in the United States of America with all figures translated into United States dollars for reporting purposes.
The Company is a development stage enterprise that, through its subsidiary, is developing, with the intent of producing and selling, voice over internet protocol (VOIP) communications systems. The Company acquired the design rights, computer programming and other proprietary information for a significant component of its VOIP system for $nil from principles of the Company.
The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has accumulated operating losses of $580,827 since its inception and had a working capital deficiency of $1,393,295 at June 30, 2005. The continuation of the Company is dependent upon the continuing support of creditors and stockholders, long-term financing, ongoing product development, the successful implementation of a marketing program, market acceptance of its products and achieving profitability. Management plans to raise additional equity capital upon the completion of a reverse acquisition of a publicly traded United States Corporation (Note 14). The Company also expects to recognize revenues in 2005 from sales of Version 1.00 of its VOIP system and related products. Subject to the raising of capital, management expects increased revenue from the sale of Version 2.00 of its VOIP system and related products expected to be completed in early 2006. Management is unable to predict the results of its initiatives at this time. Should management be unsuccessful in its initiative to finance its operations the Company’s ability to continue as a going concern is uncertain. These financial statements do not give effect to any adjustments to the amounts and classifications of assets and liabilities which might be necessary should the Company be unable to continue its operations as a going concern.
2.	SIGNIFICANT ACCOUNTING POLICIES
     (a) Revenue recognition
Revenue from the sales of the VOIP system is recognized on an accrual basis based on agreed terms with the customers. Sales are recorded when the systems are delivered and the customer is invoiced at the agreed terms and collection is reasonably assured.
     (b) Software Development
Software development costs incurred prior to the establishment of technological feasibility are expensed to operations in the period they are incurred. Costs of producing product masters incurred subsequent to establishing technological feasibility have been capitalized. Capitalized software is amortized on a straight-line basis over five years commencing when the software is available for sale.
     (c) Inventory Inventories are valued at the lower of average cost and net realizable value.

6

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Six Months June 30, 2005
(Unaudited)
(Expressed in United States Dollars)
2.	SIGNIFICANT ACCOUNTING POLICIES (cont’d ...)
     (d) Impairment of long-lived assets
The company assesses the recoverability of its long lived assets by determining whether the carrying value of the long lived assets can be recovered over their remaining lives through undiscounted future operating cash flows using a discount rate reflecting the company’s average cost of funds. The assessment of the recoverability will be impacted if estimated future operating cash flows are not achieved. For the six months ended June 30, 2005, no impairment charges have been recognized.
SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” establishes a single accounting model for long-lived assets to be disposed of by sale including discontinued operations. SFAS 144 requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations.
As such, these long-lived assets of the Company are reviewed when changes in circumstances require as to whether their carrying value has become impaired, pursuant to SFAS 144. Management considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations (undiscounted and without interest charges). If impairment is deemed to exist, the assets will be written down to fair value less costs to sell.
     (d) Foreign currency translation
The functional currency of the Company and its subsidiary is the Canadian dollar. Accordingly monetary assets and liabilities denominated in a foreign currency are translated at the exchange rate in effect at the balance sheet date while non-monetary assets and liabilities denominated in a foreign currency are translated at historic rates. Revenue and expense items denominated in a foreign currency are translated at exchange rates prevailing when such items are recognized in the statement of operations. Exchange gains or losses arising on translation of foreign currency items are included in the statement of operations.
The company follows the current rate method of translation with respect to its presentation of these consolidated financial statements in the reporting currency, being the United States dollar. Accordingly, assets and liabilities are translated into US dollars at the exchange rate in effect at the balance sheet date, while revenue and expenses are translated at the average exchange rate during the period. Related exchange gains or losses are included in a separate component of stockholders’ deficiency as accumulated other comprehensive income.
     (f) Other comprehensive income (loss)
Comprehensive loss is the combination of the Company’s net Loss and other comprehensive income (loss), which consists of the Company’s exchange gain or loss arising from translating the financial statements into US dollars. Canadian funds. Other comprehensive income (loss) is shown as a separate component of stockholders’ equity (deficit).
     (g) Use of estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of management estimates relate to the determination of the impairment of assets and useful lives for amortization. Financial results as determined by actual events could differ from those estimates.

7

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Six Months June 30, 2005
(Unaudited)
(Expressed in United States Dollars)
2.	SIGNIFICANT ACCOUNTING POLICIES (Cont’d...)
     (h) Net loss per share
Net loss per share calculations are based on the weighted average number of common shares outstanding during the year. Diluted net income (loss) per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the year.
     (l) Stock-Based Compensation
The Company applies the intrinsic value method of accounting as prescribed by APB Opinion No. 25 “Accounting for Stock Issued to Employees” and related interpretations, in accounting for options granted to employees. As such, compensation expense is recorded on the date of the grant when the market price of the underlying stock exceeds the exercise price. SFAS 123 “Accounting for Stock-based Compensation” establishes accounting and disclosure requirements using the fair value based method of accounting for stock-based compensation plans.
As allowed by SFAS 123, the Company elected to continue to apply the intrinsic value-based method of accounting described above and has adopted the disclosure requirements of SFAS 123.
     (m) Recent accounting pronouncements
          i. In January 2003 the FASB issued interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements. Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise both private and public that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company has no investment in or contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have any impact on the Company’s consolidated financial position, results of operations or cash flows.
          ii. On April 30, 2003 the FASB issued Statement No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. Statement 149 is intended to result in more consistent reporting of contracts as either freestanding derivative instruments subject to Statement 133 in its entirety, or as hybrid instruments with debt host contracts and embedded derivative features. In addition, Statement 149 clarifies the definition of a derivative by providing guidance on the meaning of initial net investments related to derivatives. Statement 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of Statement 149 did not have any effect on the Company’s consolidated financial position, results of operations or cash flows.
          iii. On May 15, 2003 the FASB issued Statement No. 150, Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity. Statement 150 establishes standards for classifying and measuring as liabilities certain financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Statement 150 represents a significant change in practice in the accounting for a number of financial instruments, including mandatory redeemable equity instruments and certain equity derivatives that frequently are used in connection with share repurchase programs. Statement 150 is effective for all financial instruments created or modified after May 31, 2003 and to other instruments as of September 1, 2003. The adoption of Statement 150 did not have any impact on the Company’s consolidated financial position, results of operations or cash flows.

8

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Six Months June 30, 2005
(Unaudited)
(Expressed in United States Dollars)
2.	SIGNIFICANT ACCOUNTING POLICIES (Cont’d...)
          iv. In 2004, FASB issued a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This revised pronouncement requires that all stock options and warrants be accounted for using the Fair Value Method. This pronouncement will impact on the Company, as the Company currently accounts for all options and warrants using the Intrinsic Value Method.
          v. FIN 46(R), Consolidation of Variable Interest Entities, applies at different dates to different types of enterprises and entities, and special provisions apply to enterprises that have fully or partially applied Interpretation 46 prior to issuance of Interpretation 46(R). Application of Interpretation 46 or Interpretation 46(R) is required in financial statements of public entities that have interests in variable interest entities or potential variable interest entities commonly referred to as special-purpose entities for periods ending after December 15, 2003. Application by public entities (other than small business issuers) for all other types of entities is required in financial statements for periods ending after March 15, 2004. Application by small business issuers to entities other than special-purpose entities and by non-public entities is required at various dates in 2004 and 2005. There is no impact on the Company’s financial statements.
          vi. In December 2004, the FASB issued SFAS Statement No. 153, “Exchanges of Non-monetary Assets.” The statement is an amendment of APB Opinion No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. The Company believes that the adoption of this standard will have no material impact on its financial statements.
          vii. In May 2005, FASB issued SFAS Statement No 154 “Accounting Changes and Error Corrections” requiring retrospective application to prior periods’ financial statements of a change in an accounting policy. The company believes that the adoption of this standard will have no material impact on its financial statements.
3.	FINANCIAL INSTRUMENTS
          i. Fair values
The carrying value of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, loans payable and ladvances payable approximate their fair value because of the short maturity of these financial instruments. The fair value of long term debt net of discount for interest free loans, the significant portion of long term debt being interest free or with fixed interest rates, and amounts due to related parties all approximate their fair values.
          ii. Interest rate risk
The Company is not exposed to significant interest rate risk due to the short term maturity of its monetary current assets and current liabilities.
          iii. Credit risk
The Company is exposed to credit risk with respect to its accounts receivable. The Company follows a program of credit evaluations of customers and limits the amount of credit extended when deemed necessary. The Company maintains provisions for potential credit losses and any such losses to date have been within management’s expectations.
          iv. Foreign exchange risk
The Company translates the results of foreign operations into US currency using rates approximating the average exchange rate for the year. The exchange rate may vary from time to time.

9

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Six Months June 30, 2005
(Unaudited)
(Expressed in United States Dollars)
4.	PROPERTY AND EQUIPMENT

	June 30, 2005			December 31, 2004
			Net			Net
		Accumulated	Book		Accumulated	Book
	Cost	Depreciation	Value	Cost	Depreciation	Value

Leasehold Improvements	148,648	0	148,648	0	0	0
Furniture And Fixtures	13,843	0	13,843	0	0	0

Computers	43,962	3,053	40,909	0	0	0
Equipment	293,812	4,956	288,856	0	0	0

	500,265	8,019	492,256	0	0	0

5.	CAPITALIZED SOFTWARE, NET

	June 30, 2005			December 31, 2004
		Accumulated	Net Book		Accumulated	Net Book
	Cost	Amortization	Value	Cost	Amortization	Value

Capitalized Software	365,526	7,994	357,532	0	0	0

6.	ADVANCE PAYABLE
The Company borrowed funds on a short-term basis in June, 2005. These advances are without fixed terms of repayment, do not bear interest, and were repaid in August, 2005.
7.	CONTRACT PAYABLE
On April 14, 2005, the Company purchased software that represented development of its VOIP technology prior to commercial feasibility. At June 30, 2005 under the term of the purchase contract, $163,212 remained payable in eight equal monthly instalments of $20,402 ($Cdn 25,000).

10

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Six Months June 30, 2005
(Unaudited)
(Expressed in United States Dollars)
8.	DUE TO MORILIS CORP.
As at June 30, 2005, the amounts due to Morilis Corp. consist of the following:
Promissory note, dated April 8, 2005 in the original principal amount of $46,000, bearing interest at the highest published prime rate in the money section of the Wall Street Journal (the “Prime Rate”) plus 50 basis points, adjusted daily, but never below 6% per annum, with principal and accrued interest due in full on April 8, 2006.
Promissory note, dated April 12, 2005 in the original principal amount of $184,050, bearing interest at the prime rate plus 50 basis points, adjusted daily, but never below 6% per annum, with principal and accrued interest due in full on April 12, 2006.
Promissory note, dated May 16, 2005, in the original principal amount of $262,500, bearing interest at the prime rate plus 50 basis points, adjusted daily, but never below 6% per annum, with principal and accrued interest due in full on May 16, 2006.
Promissory note, dated May 31, 2005, in the original principal amount of $470,000, bearing interest at the prime rate plus 50 basis points, adjusted daily, but never below 6% per annum, with principal and accrued interest due in full on May 31, 2006.
9.	COMMON STOCK
On September 9, 2005, the Company issued 100 common shares at a price of C$2.60(1GBP) for gross proceeds of C$260. Prior to December 31, 2004, the sole shareholder contributed an addition C$48,037 to the Company without the issuance of additional shares.
10.	RELATED PARTY TRANSACTIONS
Refer to notes 6, 7 and 8.
11.	SEGMENT INFORMATION
The Company operates in one business segment being the development, with the intent of producing and selling, voice over internet protocol (VOIP) communications systems. Cumulative losses from operation have been incurred in Canada only.

11

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Six Months June 30, 2005
(Unaudited)
(Expressed in United States Dollars)
12. INCOME TAXES
A subsidiary has operating losses which may be carried forward to apply against future year’s Canadian taxable income. The tax effect has not been recorded in these consolidated financial statements. These losses expire as follows

Year	Year
2011	2016
$62,773	$518,054

The components of future income tax assets are as follows:

	Six Months July 30,	December 31,
	2005	2004

Future income tax assets
Non-capital loss carry forwards	$580,827	62,773
Approximate tax rate	36%	36%

	209,098	22,600
Less: Valuation allowance	(209,098)	(22,600)

	$0	$0

13. COMMITMENTS
(i) The Company leased office premises beginning July 1, 2005 and expiring on December 31, 2009. At June 30, 2005, the following minimum rent is due:

Year
Ended
December 31
2005	40,564

2006	81,128
2007	81,128
2008	81,128
2009	81,128

12

DIGIFONICA (INTERNATIONAL) LIMITED
(A Development Stage Corporation)
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
Six Months June 30, 2005
(Unaudited)
(Expressed in United States Dollars)
(ii)	In July, 2005, the Company and Shenzhen Yinbo Telecommunications Co. Ltd. (“Yinbo”) entered into a Joint Venture Contract for the Establishment of SinoCan Telecommunications Technology Co, Ltd, (“JV Company”). The JV Company will have the exclusive right to cooperate with Yinbo in marketing and providing to customers in China telecom services that Yinbo is and will be licensed to provide . The cooperation is by way of allowing Yinbo to use telecom services developed by the JV Company. The JV Company’s right to enforce such exclusivity covenant by Yinbo is conditioned upon the JV Company’s investing $8 million by the end of 2007 and another $7 million by the end of 2009 which amount may be adjusted based on the market conditions in the target cities. The Company is obligated to contribute capital to the JV Company as follows:

Year
Ended
December 31
2005	$800,000
2006	$3,200,000
2007	$4,000,000
2008	$3,500,000
2009	$3,500,000
14 SUBSEQUENT EVENT
The Company has entered into an agreement with Moliris Corp. under which Moliris Corp. will acquire all of the outstanding shares of the Company in exchange for 10,000,000 shares of Moliris Corp. to be issued to the shareholders of the Company. This transaction is pending until Moliris Corp. and the Company can satisfy all the conditions precedent to the closing as set out in the agreement.

13

(b)(1) Pro Forma Financial Information
Moliris Corp.
Pro Forma Consolidated Balance Sheet
December 31, 2004
(Unaudited)

	Moliris	DIL			Pro Forma
	Dec. 31,	Dec. 31,			Consolidated
	2004	2004	Adjustments	Notes	Dec. 31, 2004

	$	$	$		$
ASSETS

Cash	—	5,092	1,401,869	3,5	1,406,961
Accounts receivable	—	943			943
Notes receivable	—	—			—
Due from DIL	—	—			—
Inventory	—	—			—
Prepaid Expenses	—	—			—

	—	6,035			1,407,904

Investment in DIL	—	—	—	2,4	—
Equipment	—	—			—
Capitalized software	—	—			—

	—	6,035			1,407,904

LIABILITIES

Accounts payable	454,080	15,391			469,471
Notes payable	—	—			—
Notes payable in default	233,655	—			233,655
Contract payable	—	—			—
Guarantee of bank loan payable	138,451	—			138,451
Accrued expenses	2,155,530	—			2,155,530
Due to related parties	305,773	14,855	(222,477)	1	98,151
Advance payable	—	—			—
Net liabilities of discontinued operations	459,585	—			459,585

	3,747,074	30,246			3,554,843

STOCKHOLDERS’ DEFICIENCY

Common stock	2,347	202	18,772	2,3,4	21,321
Subscriptions received	—	—			—
Additional paid in capital	1,404,552	38,506	(1,443,058)	3,4,5	—
Cumulative translation adjustment		(463)			(463)
Accumulated deficit	(5,153,973)	(62,456)	3,048,632	1,5	(2,167,797)

	(3,747,074)	(24,211)			(2,146,939)

	—	6,035			1,407,904

Moliris Corp.
Pro Forma Consolidated Statement of Loss
For the Year Ended December 31, 2004
(Unaudited)

	Moliris	DIL			Pro Forma
	Dec. 31,	Dec. 31,			Consolidated
	2004	2004	Adjustments	Notes	Dec. 31, 2004

	$	$	$		$
REVENUE
Sales	673,216	—			673,216
Cost of Sales	531,172	—			531,172

	142,044	—			142,044

OPERATING EXPENSES
Salaries, wages and commissions	286,814	—			286,814
Selling, general and administrative	666,640	62,456			729,096
Bad debts	210,811	—			210,811
Rent	282,088	—			282,088
Depreciation	10,956	—			10,956
Asset impairment, and settlement of lawsuit	846,000	—			846,000
(Gain) on settlement on amounts due	—	—			—
to related parties	—	—	(222,477)	1	(222,477)

	2,303,309	62,456			2,143,288

Loss before other items	2,161,265	62,456			2,001,244

Interest expense	7,277	—			7,277
Interest income	(36,885)	—			(36,885)

	(29,608)	—			(29,608)

Loss from continuing operations	2,131,657	62,456			1,971,636

DISCONTINUED OPERATIONS
Operating loss from discontinued operations	2,149,361	—			2,149,361
(Gain) on sale of subsidiary	—	—			—

	2,149,361	—			2,149,361

Net Loss	4,281,018	62,456			4,120,997

Moliris Corp.
Pro Forma Consolidated Balance Sheet
June 30, 2005
(Unaudited)

	Moliris	DIL			Pro Forma
	June 30,	June 30,			Consolidated
	2005	2005	Adjustments	Notes	June 30, 2005

	$	$	$		$
ASSETS

Cash	18,293	119,899			138,192
Accounts receivable	8,826	9,668			18,494
Notes receivable	—	—			—
Due from DIL	962,550	—	(962,550)	7	—
Inventory	—	17,799			17,799
Prepaid Expenses	5,182	53,738			58,920

	994,851	201,104			233,405

Investment in DIL	—	—		2,5	—
Equipment	—	492,246			492,246
Capitalized software	—	357,532			357,532

	—	849,778			849,778

	994,851	1,050,882			1,083,183

LIABILITIES

Accounts payable	433,568	178,386			611,954
Notes payable	—	—			—
Notes payable in default	233,655	—			233,655
Contract payable	—	163,212			163,212
Guarantee of bank loan payable	138,451	—			138,451
Accrued expenses	2,324,113	—			2,324,113
Due to related parties	222,477	962,550	(1,185,027)	1,6	—
Advance payable	—	290,251	(290,251)	4	—
Net liabilities of discontinued operations	501,242	—			501,242

	3,853,506	1,594,399			3,972,627

STOCKHOLDERS’ DEFICIENCY

Common stock	10,740	202	10,379	2,3,4	21,321
Subscriptions received	—	—			—
Additional paid in capital	2,507,777	38,506	(2,546,283)	5,6	—
Cumulative translation adjustment	—	(1,398)			(1,398)
Accumulated deficit	(5,377,172)	(580,827)	3,048,632	1,2,6	(2,909,367)

	(2,858,655)	(543,517)			(2,889,444)

	994,851	1,050,882			1,083,183

Moliris Corp.
Pro Forma Consolidated Statement of Loss
For the Six Months Ended June 30, 2005
(Unaudited)

	Moliris	DIL			Pro Forma
	June 30,	June 30,			Consolidated
	2005	2005	Adjustments	Notes	June 30, 2005

	$	$	$		$
REVENUE
Sales	—	—			—
Cost of Sales	—	—			—

	—	—			—

OPERATING EXPENSES
Salaries, wages and commissions	1,969	—			1,969
Selling, general and administrative	61,721	501,499			563,220
Bad debts	—	—			—
Rent	102,665	562			103,227
Depreciation	—	16,013			16,013
Asset impairment, and settlement of lawsuit	—	—			—
(Gain) on settlement on amounts due	—	—			—
to related parties	—	—			—

	166,355	518,074			684,429

Loss before other items	166,355	518,074			684,429

Interest expense	27,411	—			27,411
Interest income	(8,500)	(20)			(8,520)

	18,911	(20)			18,891

Loss from continuing operations	185,266	518,054			703,320

DISCONTINUED OPERATIONS
Operating loss from discontinued operations	37,933	—			37,933
(Gain) on sale of subsidiary	—	—			—

	37,933	—			37,933

Net Loss	223,199	518,054			741,253

Moliris Corp.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
Basis of Presentation:
Moliris Corp. (Moliris) is incorporated under the laws of Florida, USA
Digifonica (International) Ltd. (DIL) is incorporated under the laws of Gibraltar.
Digifonica Canada Inc. (DCI) is incorporated under the laws of Canada and is a wholly owned subsidiary of DIL. Digifonica Intellectual Properties Limited (DIP) is incorporated under the laws of Gibraltar and is also a wholly owned subsidiary of DIL.
These pro forma consolidated financial statements have been prepared to reflect the exchange of shares between Moliris and DIL. Since Moliris will acquire 100% of the outstanding shares of DIL by issuing 10 million shares of Moliris to the former stockholders of DIL, the transaction will be accounted for as a recapitalization by Moliris. Under the recapitalization treatment, Moliris will become the legal parent of DIL, however DIL is considered to have acquired Moliris. After the share exchange, the consolidated entity will endeavor to raise additional capital in order to fund DCI’s activities
The unaudited pro forma consolidated financial statements have been prepared to give effect to the following proposed transactions in connection with the exchange of shares of Moliris and DIL.
1)	Debt owing to a related party of Moliris in the amount of $222,477 will be satisfied by the assignment of other related party receivables.
2)	Moliris will acquire all of the issued and outstanding shares of DIL and its wholly owned subsidiaries, DCI and DIP, in exchange for 10 million newly issued shares of Moliris common stock. These shares will be valued at $10,000. This transaction will be treated as a recapitalization.
3)	8,393,000 shares of Moliris were issued during the second quarter of 2005 for net proceeds of $1,111,618. For these financial statements they have been presented as though the shares were issued at January 1, 2005.
4)	Subsequent subscriptions are converted to equity. These pro forma consolidated financial statements have been prepared as though the shares were issued at January 1, 2005.

Moliris Corp.
Note to Pro Forma Consolidated Financial Statements
(Unaudited)
5)	During a recapitalization, the stock structure of Moliris will be retained; however, the value of the consolidated entity’s stockholders’ deficiency will become the value of DIL’s stockholder’s deficiency. These transactions are summarized below.
As of December 31, 2004:

			Additional
	Number	Par	Paid in
	Issued	Value	Capital	Total

		$	$	$
Pre-Exchange	2,347,000	2,347	1,404,552	1,406,899

Issued to purchase DIL stock	10,000,000	10,000		10,000
(Pro forma adjustment)
On recapitalization			(2,797,447)	(2,797,447)
(Pro forma adjustment)
Subsequent issuance of stock	8,393,000	8,393	1,103,225	1,111,618
(Pro forma adjustment)
Subsequent subscriptions	581,000	581	289,670	290,251
(Pro forma adjustment)

Post-Exchange	21,321,000	21,321	—	21,321

Moliris Corp.
Note to Pro Forma Consolidated Financial Statements
(Unaudited)
As of June 30, 2005:

			Additional
	Number	Par	Paid in
	Issued	Value	Capital	Total

		$	$	$
Pre-Exchange	10,740,000	10,740	2,507,777	2,518,517

Issued to purchase DIL stock	10,000,000	10,000		10,000
(Pro forma adjustment)
On recapitalization			(2,797,447)	(2,797,447)
(Pro forma adjustment)
Subsequent subscriptions	581,000	581	289,670	290,251
(Pro forma adjustment)

Post-Exchange	21,321,000	21,321	—	21,321

6)	All material inter-company transactions between Moliris and DIL have been eliminated.

7)	Does not include 530,000 warrants for 265,000 shares of Moliris common stock exercisable at $1, per share.
The accompanying unaudited pro forma consolidated balance sheet of Moliris Corp. as at June 30, 2005 and December 31, 2004 and the unaudited pro forma consolidate statements of loss and deficit of Moliris Corp. for the six months ended June 30, 2005 and the year ended December 31, 2004 have been prepared by the management of Digifonica (International) Ltd. (Management) on behalf of Moliris Corp. using the accounting principles disclosed in the consolidated financial statement of Moliris Corp. In the opinion of Management, the unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statement of income include all adjustments necessary for the fair presentation of the proposed transactions in accordance with generally accepted accounting principles.

Moliris Corp.
Note to Pro Forma Consolidated Financial Statements
(Unaudited)
The pro forma consolidated financial statements may not be indicative of the financial position and results of operations that would have occurred if the proposed transactions had been in effect on the dates indicated or of the financial position or operating results which may be obtained in the future.
The unaudited pro forma consolidated balance sheet of Moliris Corp. as at June 30, 2005 has been prepared from information derived from the unaudited consolidated balance sheet of Moliris Corp. and the unaudited consolidated balance sheet of Digifonica (International Ltd.) as at June 30, 2005 and the adjustments and assumptions outlined above. The unaudited pro forma consolidated statement of loss and deficit of Moliris Corp. for the six months ended June 30, 2005 has been derived from the unaudited consolidated statement of loss and deficit of Moliris Corp. for the six months ended June 30, 2005 and unaudited consolidated statement of loss and deficit of Digifonica (International) Ltd. for the six months ended June 30, 2005 and the adjustments and assumptions outlined above.
The unaudited pro forma consolidated balance sheet of Moliris Corp. as at December 31, 2004 has been prepared from information derived from the audited consolidated balance sheet of Moliris Corp. and the audited consolidated balance sheet of Digifonica (International Ltd.) as at December 31, 2004 and the adjustments and assumptions outlined above. The unaudited pro forma consolidated statement of loss and deficit of Moliris Corp. for the year ended December 31, 2004 has been derived from the audited consolidated statement of loss and deficit of Moliris Corp. for the year ended December 31, 2004 and audited consolidated statement of loss and deficit of Digifonica (International) Ltd. for the year ended December 31, 2004 and the adjustments and assumptions outlined above.

(b)(2) Pro Forma Financial Information.
Moliris Corp.
Pro Forma Consolidated Balance Sheet
December 31, 2004
With Management’s Assumptions Concerning Future Events
(Unaudited)

	Moliris	DIL			Pro Forma
	Dec. 31,	Dec. 31,			Consolidated
	2004	2004	Adjustments	Notes	Dec. 31, 2004
	$	$	$		$
ASSETS

Cash	—	5,092	1,401,869	4,5	1,406,961
Accounts receivable	—	943			943
Notes receivable	—	—			—
Due from DIL	—	—			—
Inventory	—	—			—
Prepaid Expenses	—	—			—

	—	6,035			1,407,904

Investment in DIL			—	3,5	—
Equipment					—
Capitalized software					—

	—	6,035			1,407,904

LIABILITIES

Accounts payable	454,080	15,391	(240,000)	1	229,471
Notes payable					—
Notes payable in default	233,655		(178,500)	1	55,155
Contract payable					—
Guarantee of bank loan payable	138,451		(138,451)	1	—
Accrued expenses	2,155,530		(1,692,000)	1	463,530
Due to related parties	305,773	14,855	(222,477)	2	98,151
Advances payable					—
Net liabilities of discontinued operations	459,585		(459,585)	1	—

	3,747,074	30,246			846,307

STOCKHOLDERS’ DEFICIENCY

Common stock	2,347	202	18,772	3,4,5	21,321
Subscriptions received					—
Additional paid in capital	1,404,552	38,506	(839,863)	4,5,6	603,195
Cumulative translation adjustment		(463)			(463)
Accumulated deficit	(5,153,973)	(62,456)	5,153,973	1,2,6	(62,456)

	(3,747,074)	(24,211)			561,597

	—	6,035			1,407,904

Moliris Corp.
Pro Forma Consolidated Statement of Loss
For the Year Ended December 31, 2004
With Management’s Assumptions Concerning Future Events
(Unaudited)

	Moliris	DIL			Pro Forma
	Dec. 31,	Dec. 31,			Consolidated
	2004	2004	Adjustments	Notes	Dec. 31, 2004
	$	$	$		$
REVENUE
Sales	673,216				673,216
Cost of Sales	531,172				531,172

	142,044	—			142,044

OPERATING EXPENSES
Salaries, wages and commissions	286,814				286,814
Selling, general and administrative	666,640	62,456			729,096
Bad debts	210,811				210,811
Rent	282,088				282,088
Depreciation	10,956				10,956
Asset impairment, and settlement of lawsuit	846,000				846,000
(Gain) on settlement on amounts due					—
to related parties			(222,477)	2	(222,477)

	2,303,309	62,456			2,143,288

Loss before other items	2,161,265	62,456			2,001,244

Interest expense	7,277				7,277
Interest income	(36,885)				(36,885)

	(29,608)	—			(29,608)

Loss from continuing operations	2,131,657	62,456			1,971,636

DISCONTINUED OPERATIONS
Operating loss from discontinued operations	2,149,361				2,149,361
(Gain) on sale of subsidiary			(2,708,536)	1	(2,708,536)

	2,149,361	—			(559,175)

Net Loss	4,281,018	62,456			1,412,461

Moliris Corp.
Pro Forma Consolidated Balance Sheet
June 30, 2005
With Management’s Assumptions Concerning Future Events
(Unaudited)

	Moliris	DIL			Pro Forma
	June 30,	June 30,			Consolidated
	2005	2005	Adjustments	Notes	June 30, 2005
ASSETS	$	$	$		$

Cash	18,293	119,899			138,192
Accounts receivable	8,826	9,668			18,494
Notes receivable	—	—			—
Due from DIL	962,550	—	(962,550)	7	—
Inventory	—	17,799			17,799
Prepaid Expenses	5,182	53,738			58,920

	994,851	201,104			233,405

Investment in DIL	—	—		3,5	—
Equipment	—	492,246			492,246
Capitalized software	—	357,532			357,532

	—	849,778			849,778

	994,851	1,050,882			1,083,183

LIABILITIES

Accounts payable	433,568	178,386	(240,000)	1	371,954
Notes payable	—	—			—
Notes payable in default	233,655	—	(178,500)	1	55,155
Contract payable	—	163,212			163,212
Guarantee of bank loan payable	138,451	—	(138,451)	1	—
Accrued expenses	2,324,113	—	(1,692,000)	1	632,113
Due to related parties	222,477	962,550	(1,185,027)	2,7	—
Advances payable	—	290,251	(290,251)	5	—
Net liabilities of discontinued operations	501,242	—	(501,242)	1	—

	3,853,506	1,594,399			1,222,434

STOCKHOLDERS’ DEFICIENCY

Common stock	10,740	202	10,379	3,4,5	21,321
Subscriptions received	—	—			—
Additional paid in capital	2,507,777	38,506	(2,124,630)	5,6	421,653
Cumulative translation adjustment	—	(1,398)			(1,398)
Accumulated deficit	(5,377,172)	(580,827)	5,377,172	1,2,6	(580,827)

	(2,858,655)	(543,517)			(139,251)

	994,851	1,050,882			1,083,183

Moliris Corp.
Pro Forma Consolidated Statement of Loss
For the Six Months Ended June 30, 2005
With Management’s Assumptions Concerning Future Events
(Unaudited)

	Moliris	DIL			Pro Forma
	June 30,	June 30,			Consolidated
	2005	2005	Adjustments	Notes	June 30, 2005
	$	$	$		$
REVENUE
Sales	—	—			—
Cost of Sales	—	—			—

	—	—			—

OPERATING EXPENSES
Salaries, wages and commissions	1,969	—			1,969
Selling, general and administrative	61,721	501,499			563,220
Bad debts	—	—			—
Rent	102,665	562			103,227
Depreciation	—	16,013			16,013
Asset impairment, and settlement of lawsuit	—	—			—
(Gain) on settlement on amounts due	—	—			—
to related parties	—	—			—

	166,355	518,074			684,429

Loss before other items	166,355	518,074			684,429

Interest expense	27,411	—			27,411
Interest income	(8,500)	(20)			(8,520)

	18,911	(20)			18,891

Loss from continuing operations	185,266	518,054			703,320

DISCONTINUED OPERATIONS
Operating loss from discontinued operations	37,933	—			37,933
(Gain) on sale of subsidiary	—	—	(41,657)	1	(41,657)

	37,933	—			(3,724)

Net Loss	223,199	518,054			699,596

Moliris Corp.
Note to Pro Forma Consolidated Financial Statements
With Management’s Assumptions Concerning Future Events
(Unaudited)
Basis of Presentation:
Moliris Corp. (Moliris) is incorporated under the laws of Florida, USA
Digifonica (International) Ltd. (DIL) is incorporated under the laws of Gibraltar.
Digifonica Canada Inc. (DCI) is incorporated under the laws of Canada and is a wholly owned subsidiary of DIL. Digifonica Intellectual Properties Limited (DIP) is incorporated under the laws of Gibraltar and is also a wholly owned subsidiary of DIL.
These pro forma consolidated financial statements have been prepared to reflect the exchange of shares between Moliris and DIL. Since Moliris will acquire 100% of the outstanding shares of DIL by issuing 10 million shares of Moliris to the former stockholders of DIL, the transaction will be accounted for as a recapitalization by Moliris. Under the recapitalization treatment, Moliris will become the legal parent of DIL, however, DIL is considered to have acquired Moliris. After the share exchange, the consolidated entity will endeavor to raise additional capital in order to fund DCI’s activities.
These pro forma consolidated financial statements also reflect the anticipated reduction in certain liabilities of Moliris as a result of (1) selling all of the assets and operations of Ranging, Corp., a wholly owned subsidiary of Moliris and (2) the settlement of certain liabilities related to outstanding litigation.
The unaudited pro forma consolidated financial statements have been prepared to give effect to the following proposed transactions in connection with the exchange of shares of Moliris and DIL.
1)	After the sale of a wholly owned subsidiary of Moliris; Ranging Corp. to a former officer of Moliris and the settlement of certain liabilities related to outstanding litigation, management believes liabilities will be reduced by the following amounts:

Accounts payable	$240,000
Bank loan guarantee	138,451
Notes payable	178,500
Accrued liabilities	1,692,000
Other liabilities	501,242
2)	Debt owing to a related party of Moliris in the amount of $222,477 will be satisfied by the assignment of other related party receivables.

Moliris Corp.
Note to Pro Forma Consolidated Financial Statements
With Management’s Assumptions Concerning Future Events
(Unaudited)
3)	Moliris will acquire all of the issued and outstanding shares of DIL and its wholly owned subsidiaries DCI and DIP in exchange for 10 million newly issued shares of Moliris. These shares will be valued at $10,000. This transaction will be treated as a recapitalization.
4)	8,393,000 shares of Moliris were issued during the second quarter of 2005 for net proceeds of $1,111,618. For purposes of these consolidated pro forma financial statements these shares have been presented as though they were issued at January 1, 2005.
5)	Subsequent subscriptions are converted to equity. These pro forma consolidated financial statements have been prepared as though the shares were issued at January 1, 2005.
6)	During a recapitalization, the stock structure of Moliris will be retained; however, the value of the consolidated entity’s stockholders’ deficiency will become the value of DIL’s stockholder’s deficiency. These transactions are summarized below.
As of December 31, 2004:

			Additional
	Number	Par	Paid in
	Issued	Value	Capital	Total
		$	$	$
Pre-Exchange	2,347,000	2,347	1,404,552	1,406,899

Issued to purchase DIL stock	10,000,000	10,000		10,000
(Pro forma adjustment)
On recapitalization			(2,194,252)	(2,194,252)
(Pro forma adjustment)
Issuance of stock	8,393,000	8,393	1,103,225	1,111,618
(Pro forma adjustment)
Subsequent subscriptions	581,000	581	289,670	290,251
(Pro forma adjustment)

Post-Exchange	21,321,000	21,321	603,195	624,516

Moliris Corp.
Note to Pro Forma Consolidated Financial Statements
With Management’s Assumptions Concerning Future Events
(Unaudited)
As of June 30, 2005:

			Additional
	Number	Par	Paid in
	Issued	Value	Capital	Total
		$	$	$
Pre-Exchange	10,740,000	10,740	2,507,777	2,518,517

Issued to purchase DIL stock	10,000,000	10,000		10,000
(Pro forma adjustment)
On recapitalization			(2,375,794)	(2,375,794)
(Pro forma adjustment)
Subsequent subscriptions	581,000	581	289,670	290,251
(Pro forma adjustment)

Post-Exchange	21,321,000	21,321	421,653	442,974

7)	All material inter-company transactions between Moliris and DIL have been eliminated.
8)	Does not include 530,000 warrants for 265,000 shares of Moliris common stock exercisable at $1 per share.
The accompanying unaudited pro forma consolidated balance sheet of Moliris Corp. as at June 30, 2005 and December 31, 2004 and the unaudited pro forma consolidate statements of loss and deficit of Moliris Corp. for the six months ended June 30, 2005 and the year ended December 31, 2004 have been prepared by the management of Digifonica (International) Ltd. (Management) on behalf of Moliris Corp. using the accounting principles disclosed in the consolidated financial statement of Moliris Corp. In the opinion of Management, the unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statement of income include all adjustments necessary for the fair presentation of the proposed transactions in accordance with generally accepted accounting principles.

Moliris Corp.
Note to Pro Forma Consolidated Financial Statements
With Management’s Assumptions Concerning Future Events
(Unaudited)
The pro forma consolidated financial statements may not be indicative of the financial position and results of operations that would have occurred if the proposed transactions had been in effect on the dates indicated or of the financial position or operating results which may be obtained in the future.
The unaudited pro forma consolidated balance sheet of Moliris Corp. as of June 30, 2005 has been prepared from information derived from the unaudited consolidated balance sheet of Moliris Corp. and the unaudited consolidated balance sheet of Digifonica (International Ltd.) as of June 30, 2005 and the adjustments and assumptions outlined above. The unaudited pro forma consolidated statement of loss and deficit of Moliris Corp. for the six months ended June 30, 2005 has been derived from the unaudited consolidated statement of loss and deficit of Moliris Corp. for the six months ended June 30, 2005 and the unaudited consolidated statement of loss and deficit of Digifonica (International) Ltd. for the six months ended June 30, 2005 and the adjustments and assumptions outlined above.
The unaudited pro forma consolidated balance sheet of Moliris Corp. as at December 31, 2004 has been prepared from information derived from the audited consolidated balance sheet of Moliris Corp. and the audited consolidated balance sheet of Digifonica (International Ltd.) as of December 31, 2004 and the adjustments and assumptions outlined above. The unaudited pro forma consolidated statement of loss and deficit of Moliris Corp. for the year ended December 31, 2004 has been derived from the audited consolidated statement of loss and deficit of Moliris Corp. for the year ended December 31, 2004 and the audited consolidated statement of loss and deficit of Digifonica (International) Ltd. for the year ended December 31, 2004 and the adjustments and assumptions outlined above.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLIRIS CORP.
Dated: September 22, 2005	By:	/s/ Clyde Parks
	Name:	Clyde Parks,
Principal Executive Officer

(c) Exhibits

2.1	Exchange Agreement among the Company, Digifonica and the stockholders of Digifonica, dated as of April 25, 2005

3.1	Memorandum of Association of Digifonica

3.2	Articles of Association of Digifonica

4.1	Excerpts from the Memorandum of Association of Digifonica defining the rights of holders

21.1	Subsidiaries of Digifonica